AMENDMENT NO 2 to LINE OF CREDIT AGREEMENT

THIS AMENDMENT (the “Amendment”), is entered into with effect as of the 31st day of March 2016 (the “Effective Date”), is intended to amend the Line of Credit Agreement dated as of September 30, 2014 (the “Agreement”), by and among Vert CAPITAL CORP., a Delaware corporation, with its headquarters at 10951 West Pico, Los Angeles, CA 90064 (the “Lender”); and BOXLIGHT CORPORATION (formerly Logical Choice Corporation), a Nevada corporation (“Borrower”).

Recitals

WHEREAS, the Agreement provided that the Lender would provide to the Borrower a line of credit of up to $500,000 (the “Line of Credit”), and on September 30, 2015 the line was amended to provide the Borrower with a line of credit up to $750,000.

WHEREAS, the Parties now wish to amend the Agreement to increase the Line of Credit to a maximum of $900,000.

NOW, THEREFORE, in consideration of the mutual covenants, terms and conditions set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

Terms and Conditions

1.	GENERAL

All terms with capital letters and not otherwise defined in this Amendment shall have the same meanings given to them in the Agreement.

2.	AMENDMENT

2.1.	Line of Credit

The maximum amount of the Line of Credit is hereby increased to Nine Hundred Thousand ($900,000) Dollars. All references in the Agreement and in the Line of Credit Documents to “Seven Hundred Fifty Thousand Dollars”, or “$750,000”, is hereby deleted and shall be replaced with “Nine Hundred Thousand Dollars” or “$900,000”, as applicable.

3.	RATIFICATION

Except as specifically stated in this Amendment, the Agreement is, in all other respects, ratified and confirmed and shall continue in full force and effect.

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CONFIDENTIAL AND RESTRICTED

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

VERT CAPITAL CORP.		BOXLIGHT CORPORATION

By:		By:
Name:	Michael Pope	Name:	Sheri Lofgren,
Title:	Managing Member	Title:	Chief Financial Officer
Date:	As of March 31, 2016	Date:	As of March 31, 2016

CONFIDENTIAL AND RESTRICTED